PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
COMMUNITY TRUST BANCORP, INC., 346 NORTH MAYO TRAIL, PIKEVILLE, KY
41501

The Undersigned Shareholder of COMMUNITY TRUST BANCORP, INC., a Kentucky corporation, hereby appoints MARILYN T. JUSTICE, FON TAYLOR, and DR. ORVILLE CLARK, JR., or any one of them acting in the absence of the others, as the attorneys and proxies of the undersigned with full power of substitution, to vote all shares of stock of Community Trust Bancorp, Inc., as designated below which the undersigned holds of record at the close of business on February 29, 2000, and is entitled to vote at the Annual Meeting of Shareholders to be held at the COMMUNITY TRUST BANK, 346 NORTH MAYO TRAIL, PIKEVILLE, KENTUCKY, at 10:00 a.m. on April 25, 2000, and at any adjournment thereof.
                                        Dated:
                                        _________________________, 2000.
                                        (Please sign exactly as  your
                                        name appears hereon)

                                        _________________________________
                                        (Signature of Shareholder)


                                        _________________________________
                                        (Signature of Shareholder)

                                        (When  shares  are  held   by
                                        joint  tenants,  both  should
                                        sign.   Trustees,  guardians,
                                        attorneys,         executors,
                                        administrators   and   others
                                        signing  in  a representative
                                        capacity should indicate  the
                                        capacity in which they  sign.
                                        If    a   corporation,    the
                                        President or other authorized
                                        officer  should sign  in  the
                                        full  corporate name.   If  a
                                        partnership,  an   authorized
                                        person    should   sign    in
                                        partnership name.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE.

    (THIS PROXY IS CONTINUED ON THE REVERSE SIDE.  PLEASE SEE FOR
                       IMPORTANT INFORMATION.)

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WHEN  PROPERLY  EXECUTED, THIS PROXY WILL  BE  VOTED  IN  THE  MANNER
DIRECTED BY THE SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS NOS. 1, 2, AND 3. THE BOARD OF DIRECTORS PROPOSES AND RECOMMENDS A VOTE FOR PROPOSALS NOS. 1, 2, AND 3.

1.  ELECTION OF DIRECTORS:
    [ ]  FOR all nominees listed below        [ ]  WITHHOLD AUTHORITY to vote
         (except as marked to  the                 for all nominees listed
         contrary  below)                          below.

  Charles J. Baird   Burlin Coleman    Nick A. Cooley    William A. Graham, Jr.
  Jean R. Hale       Steven L. Lawson  M. Lynn Parrish   Ernest M. Rogers
(or any substitute nominee should any of the above become unavailable for any reason)

  (INSTRUCTION:   To withhold authority to vote for any individual
   nominee write that nominee's name on the space provided below.)

_____________________________________________________________________

2.  Proposal to ratify and approve the appointment of DELOITTE &
    TOUCHE LLP as Community Trust Bancorp, Inc.'s Independent
    Certified Accountants for the fiscal year ending December 31,
    2000.
        FOR   [ ]         AGAINST   [ ]     ABSTAIN   [ ]

3. In their discretion, the Proxies are authorized to vote in accordance with their judgment upon such other business as may properly come before the meeting.

  I do [ ]     I do not [ ]   plan to attend the Annual Meeting
  Number attending: __________________________

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE
  MARK, DATE, AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
  ENVELOPE.